UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2012

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of Principal Executive Offices)		(Zip Code)

(425) 453-9400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 5, 2012, the Board of Directors of Esterline Technologies Corporation (the “Company”) approved an extension of the deadline by which stockholder proposals for nominations for the election of directors must be received by the Company in order to be considered at the 2013 annual meeting. Such proposals were originally required to be received by the Company in accordance with the Company’s bylaws no later than November 6, 2012 to be considered timely. As a result of the extension, such proposals must now be received by the Company’s Secretary in accordance with the Company’s bylaws no later than December 14, 2012 to be considered timely.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012	ESTERLINE TECHNOLOGIES CORPORATION

	By:	/s/ Marcia J. Mason
Marcia J. Mason
General Counsel and Vice President, Administration